Registration No. 333-__________

______________________________________________________________________________
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

|_| Pre-Effective Amendment No. __ |_| Post-Effective Amendment No. __

                        (Check appropriate box or boxes)

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
________________________________________________________________________________
                        (Area Code and Telephone Number)

                          c/o The Dreyfus Corporation
                   200 Park Avenue, New York, New York 10166
________________________________________________________________________________
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                    (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                          c/o The Dreyfus Corporation
                                200 Park Avenue
                            New York, New York 10166

                                    copy to:

                            Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                          New York, New York 10038-4982

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

     It is proposed that this filing will become effective on March 5, 2001 pursuant to Rule 488.

     An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
                                   Form N-14
                             Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                                PROSPECTUS/PROXY
ITEM NO.                                                 STATEMENT CAPTION

Part A
------

Item 1.      Beginning of Registration Statement and     Cover Page
             Outside Front Cover Page of Prospectus

Item 2.      Beginning and Outside Back Cover Page of    Cover Page
             Prospectus

Item 3.      Synopsis Information and Risk Factors       Summary

Item 4.      Information About the Transaction           Letter to Shareholders;
                                                         Summary; Reasons for
                                                         the Exchange;
                                                         Information About the
                                                         Exchange

Item 5.      Information About the Registrant            Letter to Shareholders;
                                                         Summary; Reasons for
                                                         the Exchange;
                                                         Information About the
                                                         Exchange; Additional
                                                         Information About the
                                                         Acquiring Fund and the
                                                         Series

Item 6.      Information About the Company Being         Letter to Shareholders;
             Acquired                                    Reasons for the
                                                         Exchange; Information
                                                         About the Exchange;
                                                         Additional Information
                                                         About the Acquiring
                                                         Fund and the Series

Item 7.      Voting Information                          Letter to Shareholders;
                                                         Cover Page; Voting
                                                         Information
Item 8.      Interest of Certain Persons and Experts     Not Applicable

Item 9.      Additional Information Required for         Not Applicable
             Reoffering by Persons Deemed to be
             Underwriters

                                                       STATEMENT OF ADDITIONAL
PART B                                                 INFORMATION CAPTION
------                                                 ------------------------

Item 10.     Cover Page                                Cover Page

Item 11.     Table of Contents                         Not Applicable

Item 12.     Additional Information About the          Statement of Additional
             Registrant                                Information of Dreyfus
                                                       New Jersey Municipal Bond
                                                       Fund, Inc. dated May 1,
                                                       2000(1)

Item 13.     Additional Information About the          Statement of Additional
             Company Being Acquired                    Information of Dreyfus
                                                       Premier State Municipal
                                                       Bond Fund dated September
                                                       1, 2000, as revised
                                                       January 19, 2001(2)

Item 14.     Financial Statements                      Annual Report of Dreyfus
                                                       New Jersey Municipal Bond
                                                       Fund, Inc. dated December
                                                       31, 2000; Annual Report
                                                       and Semi-Annual Report of
                                                       Dreyfus Premier State
                                                       Municipal Bond Fund (New
                                                       Jersey Series) dated
                                                       April 30, 2000 and
                                                       October 31, 2000,
                                                       respectively.

PART C
------

Item 15.     Indemnification

Item 16.     Exhibits

Item 17.     Undertakings

----------------------

(1) Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-19655).

(2) Incorporated herein by reference to the Registration Statement on Form N-1A of Dreyfus Premier State Municipal Bond Fund (File No. 33-10238).

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                NEW JERSEY SERIES
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

          As a shareholder of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust"), you are being asked to vote on a Plan of Reorganization for the Series under which all of the Series' assets would be transferred in a tax-free reorganization to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Series, you would no longer be a shareholder of the Series, but would become a shareholder of the Acquiring Fund which has substantially similar investment objectives and management policies as the Series.

          Shareholders who do not wish to participate in the proposed Reorganization may redeem their shares and any contingent deferred sales charge applicable upon redemption of such shares will be waived. In addition, any sales load deducted at the time of purchase of Series shares by shareholders on or after January 1, 2000 will be reimbursed to such shareholders by The Dreyfus Corporation.

          AFTER CAREFUL REVIEW, THE TRUST'S BOARD MEMBERS HAVE APPROVED THE PROPOSED REORGANIZATION. THE TRUST'S BOARD MEMBERS BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE SERIES IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

          Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Trust, on behalf of the Series, also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Series records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully. If you have any questions after considering the enclosed materials, please contact your Service Agent.

                                    Sincerely,

                                    Stephen E. Canter,
                                    President
March 12, 2001

                            TRANSFER OF THE ASSETS OF
          DREYFUS PREMIER STATE MUNICIPAL BOND FUND--NEW JERSEY SERIES
                        TO AND IN EXCHANGE FOR SHARES OF
                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

                              QUESTIONS AND ANSWERS

THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT WOULD ALSO BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus New Jersey Municipal Bond Fund, Inc. on or about May 9, 2001 and will no longer be a shareholder of the New Jersey Series, which will be terminated pursuant to the proposed reorganization. You will receive shares of Dreyfus New Jersey Municipal Bond Fund, Inc. with a value equal to the value of your investment in the New Jersey Series at the time of the transaction.

WHAT IS THE KEY REASON FOR THIS REORGANIZATION?

The Trust's Board believes that the reorganization will permit shareholders of the New Jersey Series to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The investment objective of each fund is to maximize current income exempt from Federal and New Jersey personal income taxes. However, the investment practices and limitations of each fund (and related risks) are not identical. The Dreyfus Corporation is the investment adviser for each fund. W. Michael Petty is each fund's primary portfolio manager. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed reorganization will NOT be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE NEW JERSEY SERIES?

Yes. You will continue to enjoy the same shareholder privileges (or find that additional privileges are available) such as Checkwriting Privilege, Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. The privileges you currently have on your New Jersey Series account will transfer automatically to your Dreyfus New Jersey Municipal Bond Fund, Inc. account.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the New Jersey Series and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                NEW JERSEY SERIES
                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------



To the Shareholders:

          A Special Meeting of Shareholders of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, May 1, 2001, at 10:00 a.m., for the following purposes:

                         1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Series to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund") in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of the Series' stated liabilities (the "Exchange"). Shares of the Acquiring Fund received in the Exchange will be distributed by the Series to its shareholders in liquidation of the Series, after which the Series will be terminated as a series of the Trust; and

                         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on March 6, 2001, will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Trustees

                                    Steven F. Newman,
                                    Secretary
New York, New York
March 12, 2001

================================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE SERIES WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE SERIES, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE SERIES TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION. MARCH 12, 2001
================================================================================

                            TRANSFER OF THE ASSETS OF

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                NEW JERSEY SERIES

                        TO AND IN EXCHANGE FOR SHARES OF

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 1, 2001

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier State Municipal Bond Fund (the "Trust") on behalf of its New Jersey Series (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") of the Series to be held on Tuesday, May 1, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 6, 2001, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Series transfer all of its assets, subject to liabilities, to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, Acquiring Fund shares received by the Series will be distributed to Series shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Class A, Class B or Class C shares of the Series held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Series shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Series shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Series shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated _______, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Series. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

------------------------------------------------------------------------------
SHARES OF THE ACQUIRING FUND AND SERIES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE SERIES, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
The Series and the Acquiring Fund are open-end, non-diversified, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They have substantially similar investment objectives and management policies. The substantive differences between the Series and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated May 1, 2000 and the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2000, including its audited financial statements for the fiscal year each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE SERIES' PROSPECTUS DATED SEPTEMBER 1, 2000, THE SERIES' ANNUAL REPORT FOR ITS FISCAL YEAR ENDED APRIL 30, 2000, AND THE SERIES' SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED OCTOBER 31, 2000, WRITE TO THE SERIES AT THE TRUST'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

          Shareholders are entitled to one vote for each Series share held and fractional votes for each fractional Series share held. Class A, Class B and Class C shareholders will vote together as a single class on the proposal. Series shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Series, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of January 18, 2001, the following numbers of Series shares were issued and outstanding:

      Class A Shares                Class B Shares            Class C Shares
        OUTSTANDING                   OUTSTANDING               OUTSTANDING
        -----------                   -----------               -----------
        483,206.690                   631,450.879               38,221.853

          Proxy materials will be mailed to shareholders of record on or about March 12, 2001.

                                TABLE OF CONTENTS
Summary......................................................................7
Reasons for the Exchange....................................................18
Information about the Exchange..............................................18
Additional Information about the Acquiring Fund and the Series..............21
Voting Information..........................................................21
Financial Statements and Experts............................................24
Other Matters...............................................................24
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees......24
Exhibit A: Agreement and Plan of Reorganization............................A-1

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
             PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
                          SERIES TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Series Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Series. The Plan provides that, subject to the requisite approval of the Series' shareholders, on the date of the Exchange the Series will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Series, including all securities and cash, attributable to its Class A, Class B and Class C shares, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets attributable to the Series' shares. The Series will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C shareholder will receive a pro rata distribution of Acquiring Fund shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Series shares as of the date of the Exchange. Thereafter, the Series will be terminated as a series of the Trust.

          As a result of the Exchange, each Series shareholder will cease to be a shareholder of the Series and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange.

          The Trust's Board has concluded unanimously that the Exchange would be in the best interests of the Series and its shareholders, and the interests of existing shareholders of the Series would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Trust and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Series' shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Series' shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Series shares, and (c) the holding period and tax basis of the Series' assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Series immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE SERIES AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Series Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

          GOAL/APPROACH. Both the Series and Acquiring Fund seek to maximize current income exempt from Federal and New Jersey personal income taxes, to the extent consistent with the preservation of capital, with respect to the Acquiring Fund, or without undue risk, with respect to the Series.

          To pursue its goal, each of the Acquiring Fund and Series normally invests substantially all of its assets in municipal bonds that provide income exempt from Federal and New Jersey personal income taxes for New Jersey residents ("New Jersey Municipal Obligations").

          The Series must invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the Series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

          The Acquiring Fund must invest at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the Acquiring Fund may invest up to 20% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus.

          Municipal bonds are typically of two types:

               o General obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

               o Revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

          The Series and Acquiring Fund are each required, under ordinary circumstances, to invest at least 65% of its respective assets in New Jersey Municipal Obligations.

          Each of the Series and Acquiring Fund may engage in various investment techniques, such as options, borrowing money, and lending portfolio securities. In addition, the Series may engage - but the Acquiring Fund may not engage - in short-selling or futures transactions.

          For more information on either the Series or Acquiring Fund's management policies, see "Goal/Approach" in the relevant prospectus.

          The Acquiring Fund is incorporated under the laws of the State of Maryland. The Series is a separate portfolio of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Series" below.

          MAIN RISKS The risks associated with an investment in the Acquiring Fund and Series are substantially similar and include interest rate, income, credit, market and call risks. As a result, the value of your investment in the Acquiring Fund, as in the Series, will fluctuate, which means that you could lose money.

          Other risk factors could have an effect on the performance of the Series and Acquiring Fund:

          o New Jersey's economy and revenues underlying municipal bonds may decline

          o Investing primarily in a single state may make the Series' and the Acquiring Fund's portfolio securities more sensitive to risks specific to the state

          o If the municipal bond market becomes less liquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

          o The Series and the Acquiring Fund are each non-diversified, which means that a relatively high percentage of their respective assets may be invested in a limited number of issuers. Therefore, their performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

          The Series may invest up to 30% and the Acquiring Fund may invest up to 20% of their respective assets in lower-rated, higher-yielding municipal bonds. The market price and yield of these bonds are more volatile than those of investment grade municipal bonds. Factors adversely affecting the market price and yield of these bonds will adversely affect the Series' or Acquiring Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Series or Acquiring Fund to sell certain of these bonds or could result in lower prices than those used in calculating the Series' or Acquiring Fund's net asset value.

          Although the objective of the Acquiring Fund and Series is to generate income exempt from Federal and New Jersey State income taxes, interest from some of their holdings may be subject to the Federal alternative minimum tax.

          The Acquiring Fund and Series, at times, may invest in certain derivatives, such as options, that may produce taxable income. The Series also may engage in futures transactions. Derivatives can be illiquid and highly volatile.

          See "Main Risks" in the relevant prospectus for a more complete description of investment risks.

          SALES CHARGES. Shares of the Acquiring Fund are offered at net asset value without a sales charge (load). An initial sales charge is imposed at the time of purchase of Class A shares of the Series and a CDSC is imposed at the time of redemption of Class B and Class C shares of the Series. In addition, Series Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a CDSC. The Acquiring Fund charges a 1.00% redemption fee when shareholders sell shares owned for less than 30 days. See "Account Policies -Share Class Charges" and "Account Policies--Buying Shares--Class A Shares" in the Series' Prospectus for a discussion of the initial sales charges on Class A shares of the Series and "Account Policies--Selling Shares-Contingent Deferred Sales Charge" for a discussion of the CDSC imposed on Class B and Class C shares of the Series. See "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus for a discussion on buying shares of the Acquiring Fund and "Redemption Procedures" below for a discussion on the Acquiring Fund's redemption fee.

          FEES AND EXPENSES. The following information concerning fees and expenses of the Series and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended April 30, 2000 for the Series and December 31, 2000 for the Acquiring Fund. The fees and expenses of the Series were subject to an undertaking by Dreyfus, in effect from July 29, 1999 to April 30, 2000, to reduce its management fee or pay certain other expenses to the extent the Series' aggregate expenses, excluding 12b-1 distribution fees and certain other expenses exceeded an annual rate of 0.77% of the Series' average daily net assets. This undertaking was voluntary and has since been withdrawn by Dreyfus. The fees and expenses of the Acquiring Fund were subject to an undertaking by Dreyfus, in effect for the Acquiring Fund's fiscal year ended December 31, 2000, to reduce its management fee or pay certain other expenses to the extent the Acquiring Fund's aggregate expenses, exclusive of certain expenses, exceeded 0.85% of the Acquiring Fund's average daily net assets. This undertaking is being continued voluntarily by Dreyfus and can be withdrawn by Dreyfus at any time, after giving Acquiring Fund shareholders 90 days' notice. The "Pro Forma After Exchange" operating expenses information is based on the net assets of the Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Acquiring Fund has agreed to pay a higher rate of management fee than the Series, but its overall expense ratio is, and has historically been, lower than that of the Series. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                                                     Pro Forma
                                                                                                       After
                                                                  Series        Acquiring             Exchange
                                                                 Class A          Fund             Acquiring Fund
Management fees                                                    .55%           .60%                  .60%
Rule 12b-1 fee                                                     None           .25%                  .25%
Shareholder services fee                                           .25%           None                  None
Other expenses                                                     .52%           .10%                  .10%
Total annual fund operating expenses                              1.32%           .95%                  .95%

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Pro Forma
                                                                                                       After
                                                                  Series        Acquiring             Exchange
                                                                 Class B          Fund             Acquiring Fund
Management fees                                                    .55%           .60%                  .60%
Rule 12b-1 fee                                                     .50%           .25%                  .25%
Shareholder services fee                                           .25%           None                  None
Other expenses                                                     .52%           .10%                  .10%
Total annual fund operating expenses                              1.82%           .95%                  .95%

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Pro Forma
                                                                                                       After
                                                                  Series        Acquiring             Exchange
                                                                 Class C          Fund             Acquiring Fund
Management fees                                                    .55%           .60%                  .60%
Rule 12b-1 fee                                                     .75%           .25%                  .25%
Shareholder services fee                                           .25%           None                  None
Other expenses                                                     .49%           .10%                  .10%
Total annual fund operating expenses                              2.04%           .95%                  .95%

-------------------------------------------------------------------------------------------------------------------

EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



                                                                                                       Pro Forma
                                                                                                          After
                                                                                                        Exchange
                                               Series                             Acquiring Fund     Acquiring Fund
                           Class A            Class B             Class C
                           SHARES             SHARES*             SHARES*
                           ------             ------              ------

1 Year                      $578             $585/ $185            $307/               $97                 $97
                                                                   $207
3 Years                     $849             $873/ $573            $640/               $303               $303
                                                                   $640
5 Years                    $1,141           $1,185/ $985           $1,098/             $525               $525
                                                                   $1,098
10 Years                   $1,969            $1,887**/             $369/             $1,166             $1,166
                                              $1,887**             $369
-------------------------------------------------------------------------------------------------------------------

*    With redemption/without redemption.

** Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged non-New Jersey-specific municipal bond total return performance benchmark. The chart and table assume reinvestment of dividends and distributions. For performance information of the Series, see the Series' Prospectus under the caption of "New Jersey Series -- Past Performance." Of course, past performance is no guarantee of future results.

ACQUIRING FUND YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

     11.95%   8.77%   12.97%   -6.02%   15.29%   3.43%   8.84%   5.82%   -4.24%   11.37%
     -----------------------------------------------------------------------------------
      '91     '92      '93       '94     '95     '96      '97    '98       '99      '00

Best Quarter:              Q1 '95                    +5.88%

Worst Quarter:             Q1 '94                    -5.28%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                1 Year                5 Years        10 Years
Acquiring Fund                  11.37%                4.91%          6.59%

Lehman Brothers Municipal       11.68%                5.84%          7.32%
Bond Index

          INVESTMENT ADVISER. The investment adviser for the Acquiring Fund and Series is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $154 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $540 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

          PRIMARY PORTFOLIO MANAGER. The primary portfolio manager for the Series and Acquiring Fund is W. Michael Petty; he has held each position since August 1997, and has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.

          BOARD MEMBERS. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and Trust, the Acquiring Fund and Trust have different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

          CAPITALIZATION. The Acquiring Fund is authorized to issue one class of shares. The Series shares are classified into three classes--Class A, Class B and Class C. The following table sets forth, as of December 31, 2000, (1) the capitalization of each class of the Series' shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.


                                                                                                Pro Forma
                                                                                                  After
                           Series           Series          Series       Acquiring Fund          Exchange
                          Class A           Class B        Class C                            Acquiring Fund

Total net assets         $6,031,829        $7,661,836       $473,384      $522,759,048        $536,926,097
Net asset value per
share                        $12.41            $12.40         $12.42            $12.86              $12.86
Shares outstanding
                            486,066           617,656         38,104        40,650,458          41,751,878

-------------------------------------------------------------------------------------------------------------------

          As of December 31, 2000, the Series had aggregate total net assets of approximately $14,167,049.

          PURCHASE PROCEDURES. The purchase procedures of the Series and Acquiring Fund are substantially similar, but differ in that the Series shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser. Each share class of the Series has its own fee structure. See "Sales Charges" above and "Account Policies - Buying Shares" in the Series' Prospectus for a description of the sales charges and CDSCs imposed on Series shares. The Acquiring Fund's shares are offered to the public at net asset value per share. See "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus.

          RULE 12B-1 PLAN. Class B shares and Class C shares of the Series are subject to a Rule 12b-1 plan in which the Series pays the distributor to finance the sale and distribution of Class B and Class C shares at the annual rate of 0.50% and 0.75% of the average daily net assets of Class B and Class C, respectively. Class A shares of the Series are not subject to a Rule 12b-1 plan, but, together with Class B and Class C shares, are subject to a Shareholder Services Plan described below. The Acquiring Fund also has adopted a Rule 12b-1 plan in which the Acquiring Fund pays an annual fee to the distributor for distributing the Acquiring Fund shares, servicing shareholder accounts and advertising and marketing relating to the Acquiring Fund at the annual rate of 0.25% of the Acquiring Fund's average daily net assets. Because this fee is paid on an ongoing basis out of the assets attributable to Class B and Class C of the Series and Acquiring Fund shares, over time it increases the cost of an investment in such shares and may cost investors more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Series' Statement of Additional Information for a discussion of the Series' Rule 12b-1 plan, with respect to Class B and C shares, and "Service Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Rule 12b-1 plan.

          SHAREHOLDER SERVICES PLAN. Class A shares, Class B shares and Class C shares of the Series are subject to a Shareholder Services Plan, pursuant to which the Series pays the distributor an annual fee of 0.25% of the Series' average daily net assets for providing personal services and/or maintaining shareholder accounts. The Acquiring Fund has not adopted a Shareholder Services Plan, but has adopted a Rule 12b-1 plan described above. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Series' Statement of Additional Information for a discussion of its Shareholder Services Plan.

          REDEMPTION PROCEDURES. The redemption procedures of the Series and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund currently charges a 1.00% redemption fee on shares sold within 30 days of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Acquiring Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various Acquiring Fund services. This redemption fee will apply to Acquiring Fund shares distributed to Series shareholders as a result of the Reorganization (excluding omnibus accounts), but the 30 day period will be reduced by the number of days such shareholders have held their Series shares. Other than the CDSCs discussed above, the Series does not impose any charge or fee upon redemption of shares. In addition, the Series does not offer the wire redemption privilege described below.

          DISTRIBUTIONS. The dividend and distributions policies of the Series and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services offered by the Series and Acquiring Fund are substantially similar, with the following exceptions:

          o CHECKWRITING PRIVILEGE - The Series only offers the checkwriting privilege to investors in Class A shares, whereas the Acquiring Fund offers the checkwriting privilege to all investors. If you presently have the checkwriting privilege as a Series Class A investor, upon becoming an Acquiring Fund shareholder as a result of the Exchange, you will automatically have the checkwriting privilege. If you presently do not have the checkwriting privilege but would like to have it after the Exchange occurs, you will need to fill out a separate signed Shareholder Services Form once the new account in the Acquiring Fund has been established.

          o WIRE REDEMPTION PRIVILEGE - The Series does not offer the Wire Redemption Privilege, whereas the Acquiring Fund does. The Wire Redemption Privilege allows a shareholder of the Acquiring Fund to have redemption proceeds transferred by Federal Reserve wire to a commercial bank account specified on the account application or Shareholder Services Form, or to a correspondent bank if the shareholder's bank is not a member of the Federal Reserve System. This privilege will not be established automatically after the Exchange. If you would like to have it after the Exchange occurs, you will need to fill out a separate Shareholder Services Form once the new account in the Acquiring Fund has been established. See "How to Redeem Shares - Wire Redemption Privilege" in the Acquiring Fund's Statement of Additional Information for further details about this privilege.

See "Services for Fund Investors" in the Series Prospectus or Acquiring Fund Prospectus, respectively, for a further discussion of the shareholder services offered.

          CERTAIN ORGANIZATIONAL DIFFERENCES BETWEEN THE ACQUIRING FUND AND SERIES. The Series is a series of the Trust which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), and Bylaws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation (the "Charter"), Bylaws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

          SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither the Acquiring Fund nor Series is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of the Trust and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Aquiring Fund's Charter provides that 33 1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or Acquiring Fund are not affected by such quorum requirements.

          SHAREHOLDER LIABILITY. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Fund's acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Series and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Series, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Series' property of all losses and expenses of any shareholder held personally liable for the obligations of the Series solely by reason of his being or having been a Series shareholder and not because of his acts or omissions or some other reason. Thus, the Trust considers the risk of a Series shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Series itself would be unable to meet is obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon.

          LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS. Under the Acquiring Fund's Charter and By-Laws and Maryland law, subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification is ultimately denied and provides acceptable security,
(ii) the Acquiring Fund is insured against losses arising from the advances, or
(iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding which precedes the amendment or repeal.

          Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him in connection with the defense or disposition of any threatened or actual proceeding by reason of his being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his duties. Officers, employees and agents of the Series may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

                                * * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, By-Laws and Maryland law, and the Series, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

                            REASONS FOR THE EXCHANGE

          The Boards of Trustees of the Trust and the Acquiring Fund have concluded that the Exchange is in the best interests of the respective shareholders of the Series and Acquiring Fund. The Trust's Board believes that the Exchange will permit Series shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. The Series has been unable to attract sufficient assets to operate efficiently as a separate series of the Trust without significant expense subsidization which Dreyfus discontinued after April 30, 2000. As of December 31, 2000, the Series had assets under management of approximately $14,167,049. The expense ratio of the Acquiring Fund is lower than that of each class of the Series. By combining the Series with the Acquiring Fund, which has larger aggregate net assets, Series shareholders should obtain the benefits of economies of scale, which may result in a lower overall expense ratio (as compared to the expense ratio of the Series) through the spreading of fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Series' and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Series and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Series and Acquiring Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Series and the Acquiring Fund as a result of the Exchange. The Board noted that although the rate of management fee payable to Dreyfus by the Acquiring Fund was higher than that payable by the Series, the overall expense ratio of the Acquiring Fund is, and has historically been, lower than that of the Series. In addition, the Trust's Board considered the Series' inability to attract sufficient assets to operate efficiently without significant expense subsidization and Dreyfus's discontinuation of such subsidization.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Series in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' stated liabilities on May 9, 2001 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Series will be determined on the basis of the relative net asset values per share and aggregate net assets of the Acquiring Fund and the Series, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Series and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies-Buying Shares" in the Acquiring Fund Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund Statement of Additional Information.

          Prior to the Closing Date, the Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Series' shareholders all of the Series' previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Series will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Series shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution, the Series will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Series shares will represent Acquiring Fund shares distributed to the record holders of the Series. Upon presentation to the transfer agent of the Acquiring Fund, Series share certificates will be exchanged for appropriate Acquiring Fund share certificates. Certificates for Acquiring Fund shares will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the Closing Date. The Trust will provide Series shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Series and Acquiring Fund under the Plan are subject to various conditions, including approval by Series shareholders holding the requisite number of Series shares and the continuing accuracy of various representations and warranties of the Series and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $40,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Series on the date of the Exchange.

          If the Exchange is not approved by Series shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Series.

          TEMPORARY SUSPENSION OF CERTAIN OF THE SERIES' INVESTMENT RESTRICTIONS. Since certain of the Series' existing investment restrictions could preclude the Series from consummating the Exchange in the manner contemplated in the Plan, Series shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Series' ability to (i) purchase securities other than municipal obligations and taxable investments (as defined in the Series' Statement of Additional Information) and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as well as the temporary suspension of any other investment restriction of the Series to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Series' investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Series' assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund and Series will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Series, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Series' assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Series; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Series' assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Series; (3) no gain or loss will be recognized by the Series upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Series shareholders in exchange for their Series shares; (4) no gain or loss will be recognized by Series shareholders upon the exchange of Series shares for Acquiring Fund Shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Series shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Series shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by Series shareholder will include the period during which Series shares surrendered in exchange therefor were held by such shareholder (provided Series shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Series assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Series immediately prior to the Exchange, and the holding period of Series assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Series.

          NEITHER THE SERIES NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Series shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Series shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Trust's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the best interests of the Series and its shareholders and (ii) the interests of shareholders of the Series will not be diluted as a result of the Exchange. The affirmative vote of a majority of the Series' shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

                THE TRUST'S BOARD, INCLUDING THE "NON-INTERESTED"
                   BOARD MEMBERS, RECOMMENDS THAT THE SERIES'
                  SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
                                AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE SERIES

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-19655). Information about the Series is incorporated by reference into this Prospectus/Proxy Statement from the Series' Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238).

          The Acquiring Fund and Series are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or Series may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Series may pay persons holding Series shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Series a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Series shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Series shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Series by the presence in person or by proxy of the holders of more than 30% of the outstanding Series shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of January, 18, 2001, the following were known by the Trust to own of record 5% or more of the outstanding voting shares of the indicated Class of the Series:


                  NAME AND ADDRESS                                       PERCENTAGE OUTSTANDING
                                                      Before Exchange          After Exchange
                                                       Series Shares        Acquiring Fund Shares

CLASS A                                                   6.2442%                  .0697%
-------
J.J.B. Hilliard, W.L.L. Lyons, Inc.                   Class A Shares               Shares
Bernard Stern & Rhoda Stern
 501 S. 4th Street
Louisville, KY 40202

CLASS B                                                  14.6885%                  .2148%
-------
Merrill Lynch Pierce Fenner & Smith, Inc.             Class B Shares               Shares
For the sole benefit of its customers
Attn: Fund Administration
4800 Deer Lake East Floor 3
Jacksonville, FL 32246

CLASS C                                                  34.0655%                  .0301%
-------
PaineWebber for the benefit of                        Class C Shares               Shares
Richard Salzman Trustee
Salzman Retained Annuity
U/A/D -03/20/91
1000 Floral Avenue N
Union, NJ 07083

Merrill Lynch Pierce Fenner & Smith, Inc.                30.5196%                  .0270%
For the sole benefit of its customers                 Class C Shares               Shares
Attn: Fund Administration
4800 Deer Lake East Floor 3
Jacksonville, FL 32246

PaineWebber for the benefit of                           28.8067%                  .0255%
Eleanor Beaumont                                      Class C Shares               Shares
119 Blackburn Road
Summit, NJ 07901


          As of January 18, 2001, no shareholders were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund.

          As of January 18, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of January 18, 2001, Trustees and officers of the Trust, as a group, owned less than 1% of the Series' outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Series for the fiscal year ended April 30, 2000 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2000, have been incorporated in this Prospectus/Proxy Statement by reference in reliance upon the authority of the reports given by Ernst & Young LLP, the Acquiring Fund's and Series' independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Series for the semi-annual period ended October 31, 2000 also have been incorporated herein by reference.

                                  OTHER MATTERS

          The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Trust, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus Premier State Municipal Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Series shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Series shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated January 23, 2001 (the "Agreement"), between DREYFUS PREMIER STATE MUNICIPAL BOND FUND (the "Trust"), a Massachusetts business trust, on behalf of its NEW JERSEY SERIES (the "Series"), and DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Series in exchange solely for shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Series and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Series in liquidation of the Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Series is a non-diversified series of the Trust, a registered open-end management investment company, and the Acquiring Fund is a registered, non-diversified, open-end management investment company, and the Series owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Series are authorized to issue their respective shares of common stock and beneficial interest;

          WHEREAS, the Board of the Acquiring Fund has determined that the exchange of all of the assets of the Series and certain liabilities of the Series for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Board of the Trust has determined that the exchange of all of the assets and certain of the liabilities of the Series for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Series' shareholders and that the interests of the Series' existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SERIES LIABILITIES AND LIQUIDATION OF THE SERIES.

          1.1 Subject to the terms and conditions contained herein, the Series agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Series, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Series the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Series, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Series' account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Series.

          1.2 The Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Series prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Series reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Series to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Series will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Series will transfer to the Acquiring Fund any distributions, rights or other assets received by the Series after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Series will liquidate and distribute pro rata to the Series' Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date (the "Series Shareholders"), Acquiring Fund Shares received by the Series pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Series on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Series Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Series simultaneously will be canceled on the books of the Series.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Series is and shall remain the responsibility of the Series up to and including the Closing Date and such later date on which the Series' existence is terminated.

          2. VALUATION.

          2.1 The value of the Series' assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Charter") and then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be determined by dividing the value of the net assets attributable to each Class of the Series determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be May 9, 2001, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Series' portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Series shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Series shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Series Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C Series shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Series that such Acquiring Fund Shares have been credited to the Series' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Trust, on behalf of the Series, represents and warrants to the Acquiring Fund as follows:

          (a) The Series is a series of the Trust, a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, of which the Series is a duly established and designated separate, non-diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Series is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Series, is a party or by which the Series is bound.

          (d) The Series has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Series knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) The Statements of Assets and Liabilities of the Series for the three fiscal years ended April 30, 2000, the nine month period ended April 30, 1997, and the two fiscal years ended July 31, 1996 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Series as of such dates, and there are no known contingent liabilities of the Series as of such dates not disclosed therein.

          (g) Since April 30, 2000, there has not been any material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Series required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Series. All of the issued and outstanding shares of the Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Series shares, nor is there outstanding any security convertible into any of the Series shares.

          (k) On the Closing Date, the Series will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of shareholders of the Series, this Agreement will constitute the valid and legally binding obligation of the Series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (m) The proxy statement of the Series (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Fund represents and warrants as follows:

          (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

          (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Series) fairly reflect the financial condition of the Acquiring Fund as of such dates.

          (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5. COVENANTS OF THE ACQUIRING FUND AND THE SERIES.

          5.1 The Acquiring Fund and the Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Trust will call a meeting of Series shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Series shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Series for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

          5.5 The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Series shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Trust on behalf of the Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Series shall have delivered to the Acquiring Fund a statement of the Series' assets and liabilities, together with a list of the Series' portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

          6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES.

          The obligations of the Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Series on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Series, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SERIES.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Series or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Series in accordance with the provisions of the Trust's Trust Agreement.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Series, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Series Shareholders all of the Series' investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all or substantially all of the Series' assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Series solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series; (c) No gain or loss will be recognized by the Series upon the transfer of the Series' assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Series Shareholders in exchange for their shares of the Series; (d) No gain or loss will be recognized by the Series Shareholders upon the exchange of their Series shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Series Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Series shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Series Shareholder will include the period during which the Series shares exchanged therefor were held by such shareholder (provided the Series shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Series assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Series immediately prior to the Reorganization, and the holding period of the assets of the Series in the hands of the Acquiring Fund will include the period during which those assets were held by the Series.

          No opinion will be expressed as to the effect of the Reorganization on
(i) the Series or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Series that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either of Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Trust, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Acquiring Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Series, as the case may be.

          11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Series and the Acquiring Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

          11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.6 The names "Dreyfus Premier State Municipal Bond Fund" and "Trustees of Dreyfus Premier State Municipal Bond Fund" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Series by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Series' property, and all persons dealing with the Series' class of shares of the Trust must look solely to the Series' property belonging to such class for the enforcement of any claims against the Series.

          11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Series shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Series.

          IN WITNESS WHEREOF, each of the Acquiring Fund and the Trust has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                           DREYFUS NEW JERSEY MUNICIPAL BOND
                                           FUND, INC.


                                           By: /S/STEPHEN E. CANTER
                                               ------------------------------
                                               Stephen E. Canter,
                                               President

ATTEST:  /S/STEVEN F. NEWMAN
         -----------------------------
         Steven F. Newman,
         Secretary

                                           DREYFUS PREMIER STATE MUNICIPAL BOND
                                           FUND, on behalf of its New Jersey
                                           Series


                                           By: /S/STEPHEN E. CANTER
                                               ---------------------------------
                                               Stephen E. Canter,
                                               President

ATTEST:  /S/STEVEN F. NEWMAN
         ------------------------------
         Steven F. Newman,
         Secretary

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                NEW JERSEY SERIES

          The undersigned shareholder of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") hereby appoints James Bitetto and Janette E. Farragher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on March 6, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, May 1, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Series and Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Series, subject to its liabilities in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Series' liabilities, and the pro rata distribution of those shares to Series' shareholders and subsequent termination of the Series.

                  FOR               AGAINST           ABSTAIN
                   |-|               |-|                |-|

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

               Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                             Dated: ____, 2001

                                             -------------------------
                                             Signature(s)
                                             -------------------------
                                             Signature(s)
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March __, 2001

                          Acquisition of the Assets of

                      DREYFUS PREMIER MUNICIPAL BOND FUND
                               NEW JERSEY SERIES

                          144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561

                        By and in Exchange for Shares of

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

                          144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March __, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of the New Jersey Series of Dreyfus Premier State Municipal Bond Fund (the "Series") in exchange for shares of Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

     1. The Acquiring Fund's Statement of Additional Information dated May 1, 2000.

     2. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2000.

     3. The Series' Annual Report for the fiscal year ended April 30, 2000.

     4. The Series' Semi-Annual Report for the six-month period ended October 31, 2000.

     The Acquiring Fund's Statement of Additional Information and the financial statements included in the Acquiring Fund's Annual Report, and the Series' Annual Report and Semi-Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated March __, 2001 may be obtained by writing to the Series or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

------------------------------------------------------------------------------


                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2000

-------------------------------------------------------------------------------



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Fund"), dated May 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                          Call Toll Free 1-800-645-6561
                          In New York City -- Call 1-718-895-1206
                          Outside the U.S. -- Call 516-794-5452

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                                TABLE OF CONTENTS
                                                                       PAGE

Description of the Fund.................................................B-2
Management of the Fund..................................................B-14
Management Arrangements.................................................B-18
How to Buy Shares.......................................................B-21
Service Plan............................................................B-23
How to Redeem Shares....................................................B-24
Shareholder Services....................................................B-27
Determination of Net Asset Value........................................B-30
Dividends, Distributions and Taxes......................................B-31
Portfolio Transactions..................................................B-33
Performance Information.................................................B-34
Information About the Fund..............................................B-35
Counsel and Independent Auditors........................................B-37
Year 2000 Issues........................................................B-37
Appendix A..............................................................B-38
Appendix B..............................................................B-41


                             DESCRIPTION OF THE FUND

          The Fund is a Maryland corporation formed on January 11, 1988. The Fund is an open-end management investment company, known as a municipal bond fund.

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          MUNICIPAL OBLIGATIONS. The Fund will invest primarily in debt securities of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of New Jersey personal income taxes (collectively, "New Jersey Municipal Obligations"). To the extent acceptable, New Jersey Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of New Jersey, income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

          CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

          TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

          TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

          STAND-BY COMMITMENTS. To the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.

          RATINGS OF MUNICIPAL OBLIGATIONS. The Fund will invest at least 80% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


          The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended December 31, 1999, computed on a monthly basis, was as follows:


                                                                 PERCENTAGE OF
  FITCH       or      MOODY'S        or        S&P                  VALUE
 ----------           -------                  ---                  -------

 AAA                  Aaa                      AAA                    61.4%
 AA                   Aa                       AA                      8.2
 A                    A                        A                      10.7
 BBB                  Baa                      BBB                     8.8
 BB                   Ba                       BB                      1.1
 B                    B                        B                        .9
 F-1+/F-1             VMIG1/MIG1, P-1          SP-1+/SP-1, A-1         2.3
 Not Rated            Not Rated                Not Rated               6.6 *
                                                                    ---------

                                                                     100.0%
                                                                    =========
-------------------

* Included in the Not Rated category are securities comprising 6.6% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:
Aaa/AAA (.5%), A/A (3.0%) and Baa/BBB (3.1%).

          Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

          ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from New Jersey personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

          BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

          LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. The Fund may invest in, or enter into, derivatives, which may include options, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          When required by the Securities and Exchange Commission, the Fund will segregate permissible liquid assets to cover its obligations relating to its transaction in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call options with respect to Municipal Obligations. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

          Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

          FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          FORWARD COMMITMENTS. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

          Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

          INVESTING IN MUNICIPAL OBLIGATIONS. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

          Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

          INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS. Since the Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of bond funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Obligations. You should review "Appendix A" which sets forth these and other risk factors.

          LOWER RATED BONDS. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

          The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

          The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

          1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, shall not constitute borrowing.

          3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          6. Issue any senior security (as such term is defined in Section 18
(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

          7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

          9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

          12. Invest in companies for the purpose of exercising control.

          For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

          The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


         The Dreyfus Corporation.....................Investment Adviser
         Dreyfus Service Corporation.................Distributor
         Dreyfus Transfer, Inc.......................Transfer Agent
         The Bank of New York........................Custodian


          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND


JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services Inc.), a provider of various outsourcing functions for small and medium sized companies, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

GORDON J. DAVIS, BOARD MEMBER. Since October 1994, senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He also is a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 58 years old and his address is 241 Central Park West, New York, New York 10024.

DAVID P. FELDMAN, BOARD MEMBER. Director of several mutual funds in the 59
          Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. Mr. Feldman was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 60 years old and his address is 466 Lexington Avenue, New York, New York 10017.

LYNN MARTIN, BOARD MEMBER. Professor, J.L. Kellogg Graduate School of
          Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Politics, Kennedy School of Government, Harvard University. She also is an advisor to the international accounting firm of Deloitte & Touche, LLP and chair of its Council for the Advancement of Women. From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she served in the United States House of Representatives as a Congresswoman from the State of Illinois. She also is a Director of Harcourt General, Inc., SBC Communications, Inc., Ryder System, Inc., The Proctor & Gamble Co., a consumer company, and TRW, Inc., an aerospace and automotive equipment company. She is 60 years old and her address is c/o Deloitte & Touche, LLP, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

DANIEL ROSE, BOARD MEMBER. Chairman and Chief Executive Officer of Rose
          Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic states. He also is Chairman of the Housing Committee of the Real Estate Board of New York, Inc. He is 70 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.

PHILIP L. TOIA, BOARD MEMBER. Retired. Mr. Toia was employed by the Manager from August 1986 through January 1997, most recently serving as Vice Chairman, Administration and Operations. He is 67 years old and his address is 715 Hideaway Circle West, Marco Island, Florida 34145.

SANDER VANOCUR, BOARD MEMBER. Since January 1992, President of Old Owl
          Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA; from January 1994 to May 1995, he served as Visiting Professional Scholar at the Freedom Forum Amendment Center at Vanderbilt University; and from November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1977 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. He is 72 years old and his address is 2626 Sycamore Canyon Road, Santa Barbara, CA 93108.

ANNE WEXLER, BOARD MEMBER. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She also is a director of Wilshire Mutual Funds, Comcast Corporation, The New England Electric System, and a member of the Council of Foreign Relations and the National Park Foundation. She is 70 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, D.C. 20004.

REX WILDER, BOARD MEMBER. Financial Consultant. He is 79 years old and his address is 290 Riverside Drive, New York, New York 10025.

          The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation*) during the year ended December 31, 1999 is as follows:

                              Aggregate                  Total Compensation
 Name of Board             Compensation from             from Fund and Fund
   Member                      Fund**              Complex Paid to Board Member
---------------------      -------------------     ----------------------------
Joseph S. DiMartino            $4,688                    $642,177 (189)

Gordon J. Davis                $3,750                    $ 89,625 (30)

David P. Feldman               $3,750                    $118,875 (56)

Lynn Martin                    $3,750                    $ 40,875 (15)

Eugene McCarthy+               $1,625                    $ 18,813 (15)

Daniel Rose                    $3,750                    $ 78,625 (31)

Philip L. Toia                 $3,750                    $ 40,875 (15)

Sander Vanocur                 $3,750                    $ 78,625 (31)

Anne Wexler                    $3,500                    $ 59,125 (28)

Rex Wilder                     $3,500                    $ 40,875 (15)

--------------------


* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,568 for all Board members as a group.

+   Board member Emeritus since March 29, 1996.

OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT. President, Chief Operating Officer, Chief
          Investment Officer and a director of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

MARK N. JACOBS, VICE PRESIDENT. Vice President, General Counsel and
          Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 54 years old.

JOSEPH CONNOLLY, VICE PRESIDENT AND TREASURER. Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

MICHAEL A. ROSENBERG, SECRETARY. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

STEVEN F. NEWMAN, ASSISTANT SECRETARY. Associate General Counsel and
          Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

GREGORY S. GRUBER, ASSISTANT TREASURER. Senior Accounting Manager - Municipal
          Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 3, 2000.

                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are A. Paul Disdier, Joseph Irace, Colleen Meehan, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

          The Manager's code of ethics (the "Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any Fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Code's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings and any extraordinary expenses. Pursuant to the Fund's Service Plan, the Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts, and also bears the cost of preparing and printing prospectuses and statements of additional information and costs associated with implementing and operating such plan. See "Service Plan."

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The management fees payable for the fiscal years ended December 31, 1997, 1998 and 1999 amounted to $3,513,183, $3,596,481 and $3,472,134, respectively, which amounts were reduced by $843,934, $265,764 and $266,399, respectively, pursuant to undertakings by the Manager, resulting in a net fee of $2,669,249, $3,330,717 and $3,205,735 for 1997, 1998 and 1999, respectively.

          The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

          DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

                                HOW TO BUY SHARES

          GENERAL. Fund shares are sold through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

          Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

          Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

          DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

          REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                  SERVICE PLAN

          Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Fund pays the Distributor for distributing the Fund's shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to the Fund at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders.

          The Fund bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (ii) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

          A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.

          From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor and received payments under the Plan. For the fiscal year ended December 31, 1999, the Fund (i) reimbursed Premier $95,957 for payments made to Service Agents for distributing shares and Servicing, (ii) paid the Manager and its affiliates $1,350,765 for advertising and marketing shares and Servicing, and (iii) paid $6,170 for printing the Fund's prospectus and statement of additional information, as well as implementing and operating the Service Plan.

                              HOW TO REDEEM SHARES

          REDEMPTION FEE. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30* days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended December 31, 1999, the Fund retained $686 in redemption fees.

------------------
* Shares purchased before June 1,2000 must be held for at least 15 days to avoid the redemption fee.


          No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

          CHECKWRITING PRIVILEGE. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

          Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

          WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                TRANSFER AGENT'S
         TRANSMITTAL CODE                       ANSWER BACK SIGN
         -----------------                      -------------------
            144295                              144295 TSSG PREP

          If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

          REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

          FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

          To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

          DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

          DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

          DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

          DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                        DETERMINATION OF NET ASSET VALUE

          VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Service Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

          NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that the Fund has qualified for the fiscal year ended December 31, 1999 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.

          The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

          Gain or loss, if any, realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such options as well as from closing transactions. In addition, any such options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

          Offsetting positions held by the Fund involving certain options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

          The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Fund is an investment company registered with the Securities and Exchange Commission, which for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

          If the Fund qualifies as a qualified investment fund and the Fund complies with its reporting obligations, (a) dividends and distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of Fund shares by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the Fund and gain from the sale of shares in the Fund may represent taxable income.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

          Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

          Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                             PERFORMANCE INFORMATION

          The Fund's current yield for the 30-day period ended December 31, 1999 was 5.04%, which reflects the waiver of a portion of the management fee by the Manager. Had a portion of the management fee not been waived, the Fund's current yield for the 30-day period ended December 31, 1999 would have been 4.94%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Based upon a combined 1999 Federal and State of New Jersey personal income tax rate of 43.45%, the Fund's tax equivalent yield for the 30-day period ended December 31, 1999 was 8.91%. Without the above-referenced waiver by the Manager, the Fund's tax equivalent yield for the 30-day period ended December 31, 1999 would have been 8.74%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

          The tax equivalent yield quoted above represents the application of the highest Federal and New Jersey State marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.60% tax rate has been used. For New Jersey income tax purposes, a 6.37% tax rate has been used. The tax equivalent yield figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          The Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1999 was (4.24)%, 5.63% and 6.26%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The Fund's aggregate total return for the period November 6, 1987 (commencement of operations) through December 31, 1999 was 130.57%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          From time to time, the Fund may use hypothetical equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. Advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.

          From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, has been selected as independent auditors of the Fund.


                                YEAR 2000 ISSUES

          The Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

          The Manager has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the Fund's investments and its share.


                                   APPENDIX A

RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS.

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

          New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceutical, electrical equipment and instruments, machinery, printing and food products. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

          In its seventh year of expansion, New Jersey has benefited and will continue to benefit from national growth. While the latest national indicators show that economic growth strongly accelerated in the first quarter of 1998, the inflation rate remained low. After a very robust economic growth of 5.5% in the first quarter for 1998, inflation-adjusted gross domestic product slowed to 1.4% in the second quarter. This second quarter pace is slower, but is positive and more sustainable.

          Business investment expenditures and consumer spending have increased substantially in the nation as well as in the State. Capital and consumer spending may continue to rise due to the sustained character of economic growth and the interest-sensitive homebuilding industry may continue to provide stimulus both nationally and in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for continued optimism in New Jersey include increasing employment levels and higher-than-national level of per capita personal income. Also, several expansions of existing hotel-casinos and plans for several new casinos in Atlantic City will mean additional job creation.

          While growth is likely to be slower than in the nation, the advantages afforded by its geographic location that have served New Jersey well for many years will still be there. Structural changes that have been occurring for years can be expected to continue, with job creation concentrated most heavily in the service industries.

          In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+." As of June 30, 1997, S&P, Moody's and Fitch rate New Jersey's long-term general obligations "AA+," "Aa1" and "AA+," respectively.

          In 1998, New Jersey's employment growth of 2% drove employment to a level of 3.82 million, more than 116,000 jobs above the 1989 pre-recession high. Personal income grew 5.5%, better than the 5.3% growth in 1997. Real Gross State Product increased 3.5% in 1998, the highest growth in 10 years. Employment growth during 1997-1998 ranged between 1.7 and 2.4%. Construction jobs grew 4.6% in 1998 continuing the 5% growth seen in 1997. Manufacturing jobs declined by 0.45% in 1998. In 1998, aggregate growth in the service sector remained at 3% for the second straight year.

          The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use Tax collections for fiscal year 1995 as $5.01 billion. The fiscal year 2000 estimate of $5.3 billion, is a 4.8% increase from the fiscal year 1999 estimate.

          The revised estimate as shown in the Governor's fiscal year 1999 Budget forecasts Gross Income Tax collections for fiscal year 1999 of $6.1 billion. The estimate for fiscal year 2000 as shown in the Governor's fiscal year 2000 Budget of $6.5 billion, is a 6.8% increase from the fiscal year 1999 estimate.

          The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Corporation Business Tax collections for fiscal year 1999 of $1.5 billion. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income as well as two policy changes enacted into law in 1995 which (i) effective June 30, 1997, allow corporations with multi-state operations to allocate income to New Jersey using a formula which double weights the sales receipts factor to give a tax preference to corporations that have a higher concentration of payroll and facilities in New Jersey and (ii) provide a 7.5% rather than a 9% tax rate for corporations that have net income up to $100,000. The fiscal year 2000 forecast as shown in the Governor's Fiscal 2000 Budget of $1.6 billion, represents a 5.3% increase from the fiscal year 1999 estimate.

          Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

          The State appropriated approximately $17.158 billion and $18.363 billion for Fiscal 1998 and 1999, respectively. Of the $18.363 billion appropriated in fiscal year 1999 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $7.515 billion was appropriated for State aid to local governments, $5.014 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.667 billion for Direct State services, $501.1 million for debt service on State general obligation bonds and $667.1 million for capital construction.

          Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for fiscal year 1998 and for fiscal year 1999 reflect the amounts contained in the Governor's fiscal year 1999 Budget.

          The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1996 through 1999 in the amounts of $446.3 million, $446.9 million, $483.7 million and $501.1 million, respectively. The Governor's fiscal year 2000 Budget for fiscal year 2000 includes an appropriation in the amount of $518.7 million for principal and interest payments for general obligations bonds.


                                   APPENDIX B

          Description of S&P's, Moody's and Fitch ratings:

S&P

MUNICIPAL BOND RATINGS

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                        B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

MUNICIPAL NOTE RATINGS

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

MUNICIPAL BOND RATINGS


                                       Aaa

          Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the profitability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the lowest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D categories.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

[The Acquiring Fund's Annual Report will be provided to Series' shareholders and will be filed by Amendment.]

Dreyfus
New Jersey Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                           14 Statement of Operations

                            15   Statement of Changes in Net Assets

                             16 Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                   Dreyfus New Jersey Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

The U.S. economy grew rapidly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues. As a result, market rallies during the first quarter of 2000 and June generally offset declines in April and May, leaving municipal bond averages relatively unchanged during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Jersey Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended June 30, 2000, the fund produced a 4.26% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a 3.84% total return for the same period.(2)

We attribute the fund's performance to our relatively defensive strategy. More specifically, the fund was able to avoid the full brunt of the effects of rising interest rates by maintaining a relatively short average duration (a measure of sensitivity to changing interest rates) and receiving highly competitive prices for the sale of securities through the secondary market by taking advantage of strong demand from individual investors.

What is the fund's investment approach?

Our goal is to seek a high level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the bond market. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for investment grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was influenced by changing market conditions and shifting investor sentiment over the past six months. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, April and May saw a more difficult investment environment before a final rally in June. As a result, performance on a total return basis was modestly positive over the full six-month reporting period.

When the reporting period began on January 1, 2000, investors were relieved that widespread Y2K-related concerns had proven largely unfounded. However, they soon became worried that strong economic growth in U.S. and worldwide economies might rekindle long-dormant inflationary pressures, especially given rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including those of many of the fund's holdings.

However, interest-rate-related declines were offset by positive supply-and-demand influences that were unique to the municipal bond market. During the first half of 2000, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. This supply reduction, combined with continued robust demand from individual investors, helped support a rebound of municipal bond prices, from which the fund's holdings benefited.

The fund's performance also benefited from its relatively defensive posture during those months in which the market declined. We maintained a modestly short average duration when possible, focusing on investment grade bonds with strong income characteristics. We also increased the fund's cash position to approximately 5% of assets, which is higher than average.


What is the fund's current strategy?

Our current strategy is to seek the highest returns possible while reducing volatility and protecting assets if interest rates rise further. Accordingly, we have attempted to maintain the portfolio's modestly short average duration in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have reduced our holdings of discount bonds, which have recently rebounded, and we have enlarged our holdings of insured bonds with competitive yields. While our ability to find such opportunities has been constrained by the small size of the New Jersey municipal marketplace and by the reduced supply of newly issued bonds, our move to higher yielding securities has helped to offset some of the price decline caused by rising interest rates. We have also begun to put some of our cash reserves to work by purchasing Puerto Rico bonds, the income from which is tax-exempt for New Jersey residents.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                                        The Fund

STATEMENT OF INVESTMENTS



June 30, 2000 (Unaudited)



                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%              Amount($)        Value ($)
--------------------------------------------------------------------------------


NEW JERSEY--86.3%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                  4,250,000          4,173,797

      7.125%, 3/1/2016                              6,650,000          6,462,470

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                  2,000,000          2,039,620

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)            2,500,000          1,500,475

   Zero Coupon, 2/15/2012 (Insured; FSA)            4,585,000          2,438,761

Cherry Hill Township School District:

   4.75%, 2/15/2018 (Insured; FSA)                  1,250,000          1,124,737

   4.75%, 2/15/2019 (Insured; FSA)                  1,347,000          1,200,514

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                 3,625,000          3,647,185

Delaware River and Bay Authority, Revenue

   5.25%, 1/1/2026 (Insured; FGIC)                  5,000,000          4,702,600

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)             4,240,000          2,507,833

   Zero Coupon, 8/1/2011 (Insured; FSA)             2,500,000          1,394,575

East Orange Board of Education, COP, Lease Revenue:

   Zero Coupon, 2/1/2015 (Insured; FSA)             1,420,000            623,337

   Zero Coupon, 8/1/2016 (Insured; FSA)             1,425,000            569,387

   Zero Coupon, 8/1/2019 (Insured; FSA)             1,000,000            326,280

   Zero Coupon, 2/1/2021 (Insured; FSA)             2,845,000            843,286

   Zero Coupon, 2/1/2026 (Insured; FSA)             1,845,000            403,003

   Zero Coupon, 2/1/2028 (Insured; FSA)             2,845,000            550,138

Essex County Improvement Authority, Lease Revenue:

  7%, 12/1/2020

  (Prerefunded 12/1/2000) (Insured; AMBAC)          4,000,000(a)       4,123,280

   (County Correctional Facility Project)

      6%, 10/1/2025 (Insured; FGIC)                10,000,000         10,311,700

Evesham Township Board of Education, COP,

  Lease Purchase Agreement 6.875%, 9/1/2011

   (Prerefunded 9/1/2001) (Insured; FGIC)           3,050,000(a)       3,192,435

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)         2,530,000          2,579,512

Hudson County Improvement Authority:

  Facility Lease Revenue 7.42%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)      13,835,000(a,b,c)  15,184,189

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)               4,190,000          4,312,348


Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)            4,745,000          2,832,101

   6%, 10/1/2008 (Insured; AMBAC)                   2,490,000          2,662,532

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)         5,000,000          1,549,050

      Zero Coupon 9/1/2022 (Insured; AMBAC)         5,000,000          1,370,250

State of New Jersey:

   6%, 7/15/2010                                    7,400,000          7,987,560

   5%, 2/1/2014                                     4,940,000          4,776,634

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                               6,885,000          7,564,274

   (Department of Human Services):

      6.10%, 7/1/2017                               4,370,000          4,456,832

      6.25%, 7/1/2024                                 890,000            912,286

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                           2,815,000          2,816,436

         6.20%, 12/1/2007                           2,725,000          2,669,928

   Economic Development:

      (American Airlines Inc. Project)
         7.10%, 11/1/2031                           2,855,000          2,884,892

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit
             Lyonnais)                              2,500,000          2,577,375

      (United Methodist Homes of New Jersey
             Obligation)

         5.50%, 7/1/2019                            2,500,000          2,009,700

   First Mortgage (The Evergreens)

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)      4,900,000(a)       5,444,390

   Health, Hospital and Nursing Home:

      First Mortgage (Cadbury Corp. Project)

         5.50%, 7/1/2018 (Insured; ACA)             1,000,000            930,340

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)     1,000,000            540,260

         Zero Coupon, 1/1/2013 (Insured; AMBAC)     1,000,000            507,140

         Zero Coupon, 1/1/2015 (Insured; AMBAC)     3,250,000          1,449,630

         Zero Coupon, 1/1/2017 (Insured; AMBAC)     5,000,000          1,954,050

         Zero Coupon, 1/1/2018 (Insured; AMBAC)     2,500,000            915,125

         Zero Coupon, 1/1/2020 (Insured; AMBAC)     6,500,000          2,093,260

         Zero Coupon, 1/1/2022 (Insured; AMBAC)     6,000,000          1,709,520

   Local or Guaranteed Housing,

      First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                            2,500,000          2,008,775

         5.50%, 1/1/2025                            3,000,000          2,296,200

New Jersey Economic Development Authority, Revenue (continued):

  (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)        3,500,000          3,278,100

   Special Facilities (Continental Airlines

      Inc. Project) 6.25%, 9/15/2019               10,000,000          9,183,400

   State Lease:

      (Bergen County Administration Complex)

         4.75%, 11/15/2026 (Insured; MBIA)         10,025,000          8,629,319

      (State Office Buildings Project):

         6%, 6/15/2014                              2,425,000          2,567,469

         6%, 6/15/2018                              6,535,000          6,862,665

   Transportation Project Sublease

      5%, 5/1/2018 (Insured; FSA)                   4,115,000          3,809,996

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                               6,605,000          6,561,341

      8.50%, 2/1/2010                               5,850,000          6,331,982

   Water Facilities:

      (American Water Co. Inc. Project) :

         6.50%, 4/1/2022 (Insured; FGIC)           11,500,000         11,811,420

         5.25%, 7/1/2038 (Insured; FGIC)            5,315,000          4,804,760

      (Elizabeth Water Co. Project) 6.70%,
            8/1/2021                                3,965,000          4,104,568

New Jersey Educational Facilities Authority, Revenue:

   (Institute for Advanced Study) 5%, 7/1/2028      2,310,000          2,070,291

   (New Jersey City University)

      4.75%, 7/1/2020 (Insured; AMBAC)              1,000,000            881,500

   (Saint Peter's College Project):

      5.375%, 7/1/2018                              1,000,000            901,740

      5.50%, 7/1/2027                               1,750,000          1,542,713

   (Seton Hall University Project):

      7%, 7/1/2021                                  2,320,000          2,422,846

      7%, 7/1/2021 (Prerefunded 7/1/2001)           1,180,000(a)       1,232,309

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital):

         5.50%, 7/1/2019                            1,500,000          1,384,500

         5.50% 7/1/2029                             4,750,000          4,249,492

      (Catholic Health East) 4.75%, 11/15/2021      2,000,000          1,706,320

      (Centrastate Medical Center Obligated Group)

         4.50%, 7/1/2028 (Insured: AMBAC)          10,890,000          8,737,374

      (Kimball Medical Center)

         8%, 7/1/2013 (Prerefunded 7/1/2000)       12,375,000(a)      12,623,738

      (Meridian Health Systems Obligated Group)

         5.25%, 7/1/2029 (Insured; FSA)             1,350,000          1,247,251

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                              635,000            656,838

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)     1,040,000(a)       1,101,984

         5.20%, 7/1/2019 (Insured; ACA)             1,725,000          1,527,108

         7.60%, 7/1/2021                              950,000            983,278

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)     1,400,000(a)       1,502,676

         5.25%, 7/1/2018 (Insured; ACA)               950,000            820,648

      (Pascack Valley Hospital Association)

         5.125%, 7/1/2028                           4,050,000          2,836,134

      (Raritan Bay Medical Center) 7.25%,
            7/1/2014                               11,400,000         10,660,368

      (Saint Barnabas Health):

         Zero Coupon, 7/1/2023 (Insured; MBIA)      5,000,000          1,273,500

         5%, 7/1/2024 (Insured; MBIA)               5,755,000          5,138,524

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                               2,500,000          2,225,950

         6%, 7/1/2020                               3,000,000          2,590,230

New Jersey Higher Education Assistance Authority, Student

  Loan Revenue:

      5.30%, 6/1/2017 (Insured; AMBAC)              7,185,000          6,870,010

      5.25%, 6/1/2018 (Insured; MBIA)                 900,000            854,370

New Jersey Highway Authority, Revenue

   (Garden State Parkway) 6%, 1/1/2019              2,000,000          2,110,880

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)               1,650,000          1,649,835

      5.90%, 10/1/2029 (Insured; MBIA)              4,050,000          4,022,744

   Multi-Family Housing:

      5.65%, 5/1/2040 (Insured; AMBAC)              1,700,000          1,595,484

       (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                4,000,000          4,163,440

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022  9,310,000          9,559,601

New Jersey Sports and Exposition Authority:

  Convention Center Luxury Revenue

      5%, 9/1/2019 (Insured; MBIA)                  6,210,000          5,676,126

   Recreational Revenue 4.50%, 3/1/2024               550,000            456,379

New Jersey Transit Corp., Lease Purchase Agreement, COP

  (Raymond Plaza East Inc.)

   6.50%, 10/1/2016 (Insured; FSA)                  3,945,000          4,260,245

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                 6,000,000          6,967,140

      5.75%, 6/15/2017                              6,000,000          6,214,260

      5.75%, 6/15/2018                              6,000,000          6,186,960

      5.75%, 6/15/2020                              6,500,000          6,659,445

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016 (Insured; MBIA)                 14,665,000         16,301,907

   5.375%, 1/1/2020 (Insured; MBIA)                 4,550,000          4,421,554

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                     2,000,000          2,115,260

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020         10,000,000         10,198,300

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)         16,170,000         12,638,310

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)           4,650,000          4,627,401

   Special Obligation Revenue:

      (U.S. Air LaGuardia Project) 9.125%,
            12/1/2015                               6,500,000          6,714,565

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)           5,000,000          5,437,950

         5.75%, 12/1/2022 (Insured; MBIA)          12,870,000         12,813,115

South Jersey Transportation Authority, Revenue,

  Port, Airport and Marina Lease (Raytheon

   Aircraft Service Inc. Project) 6.15%, 1/1/2022     405,000            368,064

Union County Utilities Authority, Solid Waste Revenue

  (Ogden Martin):

      5.375%, 6/1/2019 (Insured; AMBAC)             2,300,000          2,189,761

      5.375%, 6/1/2020 (Insured; AMBAC)             2,540,000          2,409,038

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                 2,190,000          2,225,412

West New York Municipal Utilities Authority,

  Sewer Revenue 7.30%, 12/15/2017

   (Prerefunded 12/15/2000) (Insured; FGIC)         6,250,000(a)       6,457,500

U.S. RELATED--8.8%

Guam Power Authority 5%, 10/1/2024                  1,240,000          1,116,806

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                  2,000,000          2,091,880

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.305%, 7/1/2007                             11,100,000(b)      11,544,000

      6.592%, 7/1/2009                              2,950,000(b)       3,049,563

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)      13,000,000(a)      13,759,590

      5%, 7/1/2036                                  8,000,000          6,951,360

Puerto Rico Public Buildings Authority, Revenue

   5.25%, 7/1/2021 (Insured; FSA)                   2,130,000          2,037,345

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                             2,000,000          2,016,520

      6.50%, 10/1/2024                              2,000,000          2,029,240

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost                                         $477,122,406)       480,153,694
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.3%
--------------------------------------------------------------------------------

NEW JERSEY--2.7%

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

      4.35% (SBPA; Morgan Guaranty Trust Co.)       4,000,000(d)       4,000,000

      4.45% (SBPA; Bank of Nova Scotia)             2,000,000(d)       2,000,000

      4.45% (SBPA; Landesbank Hessen-Thurgen)       1,200,000(d)       1,200,000

      4.50% (SBPA; Bayerische Landesbank)           6,350,000(d)       6,350,000

U.S. RELATED--1.6%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue, VRDN

   4.25% (SBPA; Bank of Nova Scotia)                8,000,000(d)       8,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $21,550,000)                              21,550,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $498,672,406)                                  99.4%        501,703,694

CASH AND RECEIVABLES (NET)                                .6%          3,000,249

NET ASSETS                                             100.0%        504,703,943

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                              Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                               Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's            Value (%)
-------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                           58.6

AA                               Aa                              AA                             7.8

A                                A                               A                             12.1

BBB                              Baa                             BBB                            7.3

BB                               Ba                              BB                             3.2

F1                               Mig1                            SP1                            4.3

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                   6.7

100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000, THIS SECURITY AMOUNTED TO $15,184,189 OR 3.0% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                                    Cost   Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           498,672,406   501,703,694

Interest receivable                                                   9,606,627

Receivable for investment securities sold                               982,890

Prepaid expenses                                                          6,134


                                                                     512,299,345
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           356,254

Cash overdraft due to Custodian                                       2,985,513

Payable for investment securities purchased                           4,060,156

Payable for shares of Common Stock redeemed                             118,912

Accrued expenses                                                         74,567


                                                                       7,595,402
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      504,703,943
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     508,097,933

Accumulated net realized gain (loss) on investments                  (6,425,278)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             3,031,288
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      504,703,943
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      40,916,337

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,504,978

EXPENSES:

Management fee--Note 3(a)                                            1,514,731

Shareholder servicing costs--Note 3(b)                                 768,520

Custodian fees                                                          26,346

Professional fees                                                       23,576

Directors' fees and expenses--Note 3(c)                                 19,804

Prospectus and shareholders' reports--Note 3(b)                         13,278

Registration fees                                                        4,619

Loan commitment fees--Note 2                                             4,551

Miscellaneous                                                           14,546

TOTAL EXPENSES                                                       2,389,971

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (239,550)

NET EXPENSES                                                         2,150,421

INVESTMENT INCOME--NET                                              13,354,557
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,703,428)

Net unrealized appreciation (depreciation) on investments            9,105,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,402,409

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,756,966

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,354,557           28,605,859

Net realized gain (loss) on investments        (1,703,428)          (4,627,594)

Net unrealized appreciation (depreciation)
   on investments                               9,105,837          (48,653,360)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,756,966          (24,675,095)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (13,354,557)        ( 28,605,859)

Net realized gain on investments                       --           (1,652,869)

TOTAL DIVIDENDS                               (13,354,557)         (30,258,728)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  20,649,975           69,052,804

Dividends reinvested                            9,540,319           22,112,337

Cost of shares redeemed                       (59,267,401)        (116,240,542)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (29,077,107)         (25,075,401)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,674,698)         (80,009,224)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           526,378,641          606,387,865

END OF PERIOD                                 504,703,943          526,378,641
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,697,622            5,305,991

Shares issued for dividends reinvested            783,478            1,724,972

Shares redeemed                                (4,876,398)          (9,059,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,395,298)          (2,028,046)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS


The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund 's financial statements.

                                   Six Months Ended                            Year Ended December 31,
                                   June 30, 2000
                                   (Unaudited)          1999          1998          1997            1996          1995
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value,
   beginning of period                12.15            13.37         13.35         13.00            13.53         12.41

Investment Operations:

Investment income--net                  .32              .64           .65           .68              .72           .74

Net realized and unrealized
   gain (loss) on investments           .19            (1.18)          .11           .44             (.30)         1.12

Total from Investment Operations        .51             (.54)          .76          1.12              .42          1.86

Distributions:

Dividends from investment
   income--net                         (.32)            (.64)         (.65)         (.68)            (.72)         (.74)

Dividends from net realized gain
   on investments                        --             (.04)         (.09)         (.09)            (.23)         (.00)(a)

Total Distributions                    (.32)            (.68)         (.74)         (.77)            (.95)         (.74)

Net asset value, end of period        12.34            12.15         13.37         13.35            13.00         13.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                       8.54(b)         (4.24)         5.82          8.84             3.43         15.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                           .85(b)           .89           .90           .80              .80           .80

Ratio of net investment income
   to average net assets               5.28(b)          4.94          4.86          5.23             5.46          5.67

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation              .09(b)           .05           .04           .14              .14           .15

Portfolio Turnover Rate               12.27(c)         37.02         36.69         28.01            31.30         24.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                      504,704          526,379       606,388       596,218          593,949       653,836

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,319 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $3,113,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $239,550 during the period ended June 30, 2000.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of . 25 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Service, Inc., and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholders accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended June 30, 2000, the fund was charged $633,553 pursuant to the Plan, of which $616,494 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $87,390 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2000, redemption fees charged and retained by the fund amounted to $1,185. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $59,222,298 and $86,688,839, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $3,031,288, consisting of $14,789,643 gross unrealized appreciation and $11,758,355 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                        For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue

                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                           Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   750SA006

Dreyfus Premier State

Municipal Bond Fund,

New Jersey Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                               6 Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                           12 Statement of Operations

                            13   Statement of Changes in Net Assets

                             15 Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                 Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                               New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -4.96% total return, its Class B shares provided a -5.45% total return and its Class C shares provided a -5.66% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a -3.54% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and New Jersey tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by New Jersey. Based on that assessment, we select the individual New Jersey tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities.

Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio's average duration in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available

From a security selection perspective, we have reduced our holdings of discount bonds and we have enlarged our holdings of insured bonds with competitive yields. While our ability to find such opportunities has been constrained by the small size of the New Jersey municipal marketplace and by the reduced supply of newly issued bonds, our move to higher yielding securities has helped offset some of the price decline caused by rising interest rates.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, New Jersey Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES (THE "FUND") ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 4/30/00


                                           Inception                                       From
                                            Date((+))       1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------


CLASS A SHARES
WITH SALES CHARGE (4.5%)                     5/4/94         (9.24)%          3.22%          3.72%
WITHOUT SALES CHARGE                         5/4/94         (4.96)%          4.17%          4.52%

CLASS B SHARES
WITH REDEMPTION((+)(+))                      5/4/94         (9.03)%          3.33%          3.87%
WITHOUT REDEMPTION                           5/4/94         (5.45)%          3.65%          4.00%

CLASS C SHARES
WITH REDEMPTION((+)(+)(+))                  12/4/95         (6.55)%           --            2.04%
WITHOUT REDEMPTION                          12/4/95         (5.66)%           --            2.04%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES .

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                                        The Fund


STATEMENT OF INVESTMENTS

April 30, 2000



STATEMENT OF INVESTMENTS

                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--85.1%                       Amount($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------


NEW JERSEY--75.8%

Camden County Improvement Authority, Revenue (Health
  Care Redevelopment Project--Cooper Health System
  (Obligation Group)

   5.875%, 2/15/2015                                         100,000                   74,042

Carteret Board of Education, COP

6%, 1/15/2024 (Insured; MBIA)                                440,000                  451,317

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017              500,000                  504,920

New Jersey Economic Development Authority, Revenue
   (Educational Testing Service) 4.75%, 5/15/2025
      (Insured; MBIA)                                        900,000                  756,657

   First Mortgage:
      (The Evergreens):
         6%, 10/1/2017                                       650,000                  559,663

         6%, 10/1/2022                                       700,000                  584,500

      (Fellowship Village) 5.50%, 1/1/2018                   450,000                  364,874

   Special Facility (Continental Airlines Inc. Project)
      6.25%, 9/15/2019                                     1,320,000                1,228,920

   State Lease (State Office Buildings Projects):
      6.125%, 6/15/2018 (Insured; AMBAC)                   1,000,000                1,037,510

      (Department of Human Services) 6.25%, 7/1/2024       1,000,000                1,006,250

   Water Facilities:
      (New Jersey American Water Co. Inc. Project)
         6.50%, 4/1/2022 (Insured; FGIC)                     500,000                  510,785

New Jersey Health Care Facilities Financing
    Authority, Revenue:
   (Burdette Tomlin Memorial Hospital) 5.50%, 7/1/2019       500,000                  450,905

   (General Hospital Center at Passaic) 6.75%, 7/1/2019
      (Insured; FSA)                                         550,000                  613,954

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)  1,000,000                  241,560

   (Saint Elizabeth Hospital Obligation Group)
       6%, 7/1/2020                                           75,000                   61,674

   (Virtua Health Issue) 4.50%, 7/1/2028 (Insured; FSA)      250,000                  194,527

New Jersey Highway Authority, Garden State Parkway
   General Revenue
   6%, 1/1/2019                                              640,000                  669,126

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                           220,000                  240,000

South Jersey Transportation Authority, LR
   (Raytheon Aircraft Service Inc. Project)
    6.15%, 1/1/2022                                          500,000                  456,255

West Orange Board of Education, COP
   6%, 10/1/2024 (Insured; MBIA)                             500,000                  509,705

U.S. RELATED--9.3%

Puerto Rico Housing Bank and Finance Agency, SFMR
   6.25%, 4/1/2029 (Insured; GNMA)                           285,000                  285,442

Virgin Islands Public Finance Authority, Gross Receipts
   Taxes Lien Note
   Gross Receipts Taxes Lien Note 6.50%, 10/1/2024         1,000,000                1,007,550

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $12,439,652) 11,810,136
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--13.0%
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority, VRDN:

   EDR (El Dorado Terminal) 6%                               400,000(a)               400,000
   Natural Gas Facilities Revenue (NUI Corp. Project)
      (Insured; AMBAC) 5.75%                                 400,000(a)               400,000
   Water Facilities Revenue (United Water New
      Jersey Inc. Project)
      (Insured; AMBAC) 5.95%                                 400,000(a)               400,000

Port Authority of New York and New Jersey,

   Special Obligation Revenue, VRDN
   (Versatile Structure Obligation):
      6.10%                                                  500,000(a)               500,000

      6%                                                     100,000(a)               100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $1,800,000) 1,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,239,652)                            98.1%              13,610,136

CASH AND RECEIVABLES (NET)                                       1.9%                 261,706

NET ASSETS                                                     100.0%              13,871,842

Summary of Abbreviations

AMBAC                     American Municipal Bond
                              Assurance Corporation
COP                       Certificate of Participation
EDR                       Economic Development
                             Revenue
FGIC                      Financial Guaranty Insurance
                             Company
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                             Association
LR                        Lease Revenue
MBIA                      Municipal Bond Investors
                               Assurance Insurance
                             Corporation
SFMR                      Single Family Mortgage Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                38.8
AA                               Aa                              AA                                  3.7
A                                A                               A                                  12.5
BBB                              Baa                             BBB                                13.9
BB                               Ba                              BB                                  9.0
B                                B                               B                                    .5
F1                               MIG1/P1                         SP1/A1                             13.2
Not Rated(b)                     Not Rated(b)                    Not Rated(b)                        8.4



100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                                Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,239,652  13,610,136

Cash                                                                     88,121

Interest receivable                                                     179,762

Prepaid expenses                                                          7,046


                                                                      13,885,065
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             7,856

Accrued expenses                                                          5,367

                                                                          13,223
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,871,842
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,992,972

Accumulated net realized gain (loss) on investments                    (491,614)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (629,516)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        13,871,842




NET ASSET VALUE PER SHARE

                                                  Class A                Class B            Class C
--------------------------------------------------------------------------------------------------------


Net Assets ($)                                  4,945,887               8,488,204           437,751

Shares Outstanding                                421,328                 723,308            37,249
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                       11.74                   11.74             11.75

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        890,000

EXPENSES:

Management fee--Note 3(a)                                               85,582

Shareholder servicing costs--Note 3(c)                                  55,079

Distribution fees--Note 3(b)                                            53,568

Registration fees                                                       18,813

Prospectus and shareholders' reports                                    14,958

Auditing fees                                                           14,017

Custodian fees                                                           3,165

Legal fees                                                                 485

Trustees' fees and expenses--Note 3(d)                                     285

Loan commitment fees--Note 2                                               156

Miscellaneous                                                           12,433

TOTAL EXPENSES                                                         258,541

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (65,782)

NET EXPENSES                                                           192,759

INVESTMENT INCOME--NET                                                 697,241
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (491,965)

Net unrealized appreciation (depreciation) on investments           (1,130,979)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,622,944)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (925,703)


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            697,241               642,885

Net realized gain (loss) on investments          (491,965)              231,591

Net unrealized appreciation (depreciation)
   on investments                              (1,130,979)              (73,816)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (925,703)              800,660
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (242,137)             (212,301)

Class B shares                                   (443,125)             (424,424)

Class C shares                                    (11,979)               (6,160)

Net realized gain on investments:

Class A shares                                    (64,561)              (32,649)

Class B shares                                   (135,112)              (72,679)

Class C shares                                     (2,550)               (1,052)

TOTAL DIVIDENDS                                  (899,464)             (749,265)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,037,158             1,206,947

Class B shares                                    975,090             2,694,789

Class C shares                                    422,771               254,987

Dividends reinvested:

Class A shares                                    191,033               155,326

Class B shares                                    369,450               318,957

Class C shares                                      8,141                 5,677

Cost of shares redeemed:

Class A shares                                   (893,433)             (648,145)

Class B shares                                 (3,261,000)           (1,962,099)

Class C shares                                   (307,408)              (28,097)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,458,198)            1,998,342

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,283,365)            2,049,737
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,155,207            15,105,470

END OF PERIOD                                  13,871,842            17,155,207


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                        85,133                90,729

Shares issued for dividends reinvested             15,905                11,685

Shares redeemed                                   (73,722)              (49,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      27,316                53,358
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        80,244               203,083

Shares issued for dividends reinvested             30,723                24,002

Shares redeemed                                  (272,697)             (147,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (161,730)               79,281
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        36,111                19,197

Shares issued for dividends reinvested                663                   428

Shares redeemed                                   (26,027)               (2,111)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,747                17,514


(A) DURING THE PERIOD ENDED APRIL 30, 2000, 11,326 CLASS B SHARES REPRESENTING $134,440 WERE AUTOMATICALLY CONVERTED TO 11,330 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Nine
                                                                                           Months
                                                                                           Ended
                                                              Year Ended April 30,        April 30,        Year Ended July 31,
CLASS A SHARES                                            2000      1999        1998       1997(a)       1996         1995
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                     13.14      13.08       12.63      12.79          12.71        12.58

Investment Operations:

Investment income-net                                      .59        .57         .61        .42            .59          .71

Net realized and unrealized gain (loss)

   on investments                                        (1.24)       .15         .56       (.02)           .08          .13

Total from Investment Operations                          (.65)       .72        1.17        .40            .67          .84

Distributions:

Dividends from investment income-net                      (.59)      (.57)       (.61)      (.42)          (.59)        (.71)

Dividends from net realized gain
   on investments                                         (.16)      (.09)       (.11)      (.14)            --            --

Total Distributions                                       (.75)      (.66)       (.72)      (.56)          (.59)        (.71)

Net asset value, end of period                           11.74      13.14       13.08      12.63          12.79        12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                      (4.96)      5.52        9.48       4.25(c)        5.31         7.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .88       1.08        1.02       1.20(c)        1.14          .10

Ratio of net investment income

   to average net assets                                  4.84       4.28        4.73       4.39(c)        4.55         5.60

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                     .44        --          .03        .10(c)         .08         1.35

Portfolio Turnover Rate                                 120.61      64.40       50.78     110.12(d)       28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                           4,946      5,179       4,454      4,837          5,212        4,981


(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Nine
                                                                                             Months
                                                                                             Ended
                                                             Year Ended April 30,         April 30,      Year Ended July 31,
CLASS B SHARES                                             2000       1999       1998       1997(a)       1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       13.14      13.07      12.63      12.79         12.71        12.58

Investment Operations:

Investment income-net                                        .53        .50        .55        .37           .52          .65

Net realized and unrealized gain (loss)

   on investments                                          (1.24)       .16        .55       (.02)          .08          .13

Total from Investment Operations                            (.71)       .66       1.10        .35           .60          .78

Distributions:

Dividends from investment income-net                        (.53)      (.50)      (.55)      (.37)         (.52)        (.65)

Dividends from net realized gain
   on investments                                           (.16)      (.09)      (.11)      (.14)           --            --

Total Distributions                                         (.69)      (.59)      (.66)      (.51)         (.52)        (.65)

Net asset value, end of period                             11.74      13.14      13.07      12.63         12.79        12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                        (5.45)      5.08       8.85       3.74(c)       4.79         6.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.40       1.58       1.53       1.69(c)       1.63          .61

Ratio of net investment income

   to average net assets                                    4.32       3.78       4.20       3.88(c)       4.04         5.00

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                       .42        --         .03        .09(c)        .08         1.29

Portfolio Turnover Rate                                   120.61      64.40      50.78     110.12(d)      28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                             8,488     11,628     10,533      8,680         8,910        6,852

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                 Nine Months         Year
                                                                                                    Ended            Ended
                                                                  Year Ended April 30,             April 30,        July 31,
CLASS C SHARES                                               2000         1999         1998         1997(a)          1996(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.15         13.09        12.64          12.78            13.21

Investment Operations:

Investment income--net                                        .50           .46          .50            .35              .32

Net realized and unrealized gain (loss)
   on investments                                           (1.24)          .15          .56             --             (.43)

Total from Investment Operations                             (.74)          .61         1.06            .35             (.11)

Distributions:

Dividends from investment income--net                        (.50)         (.46)        (.50)          (.35)            (.32)

Dividends from net realized gain
   on investments                                            (.16)         (.09)        (.11)          (.14)             --

Total Distributions                                          (.66)         (.55)        (.61)          (.49)            (.32)

Net asset value, end of period                              11.75         13.15        13.09          12.64            12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         (5.66)         4.67         8.55           3.72(d)         (1.21)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                      1.63          1.88         1.91           1.97(d)          1.95(d)

Ratio of net investment income
   to average net assets                                     4.05          3.42         3.65           3.62(d)          3.68(d)

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                        .41           --           .06            .76(d)           .02(d)

Portfolio Turnover Rate                                    120.61         64.40        50.78         110.12(e)         28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         438           349          118              1                6

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  ANNUALIZED.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $654 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $367,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from July 29, 1999 to April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .77 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $65,782 during the period ended April 30, 2000.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $51,350 and $2,218, respectively, pursuant to the Plan, of which $4,781 and $258 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $12,487, $25,675 and $739, respectively, pursuant to the Shareholder Services Plan, of which $1,351, $2,391 and $86 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $7,336 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $17,840,324 and $21,139,986, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $629,516, consisting of $95,462 gross unrealized appreciation and $724,978 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

--all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

--the fund hereby designates $.1329 per share as a long-term capital gain distribution of the $.1568 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                           Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   380AR004



================================================================================

Dreyfus Premier State

Municipal Bond Fund,

New Jersey Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                           10 Statement of Operations

                            11   Statement of Changes in Net Assets

                             13 Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                 Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                               New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000


DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.48% total return, its Class B shares provided a 5.22% total return and its Class C shares provided a 5.10% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a 5.29% total return for the same period.(2)

We attribute the fund' s performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and New Jersey state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by New Jersey. Based on that assessment, we select the individual New Jersey tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and New Jersey economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, New Jersey and its municipalities enjoyed higher revenues during the reporting period. The state's strong economy curtailed its need to borrow and resulted in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing bonds generally tend to move higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. However, because of the lack of new supply, investment opportunities in the New Jersey marketplace have been relatively limited.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                                        The Fund

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.4%                                                     Amount($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------


NEW JERSEY--80.9%

Bergen County Housing Development Corp., Revenue

   (Mortgage--Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                   500,000                  500,555

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                        880,000                  873,550

Camden County Improvement Authority, Revenue

   (Health Care Redevelopment Project--Cooper
   Health System Obligation Group)
   5.875%, 2/15/2015                                                                        100,000                  73,552

Carteret Board of Education COP

   6%, 1/15/2024 (Insured; MBIA)                                                            440,000                  463,822

Higher Education Student Assistance Authority,
   Student Loan Revenue

   6.125%, 6/1/2017 (Insured; MBIA)                                                         600,000                  627,546

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                             500,000                  517,570

New Jersey Economic Development Authority, Revenue

  First Mortgage

    (The Evergreens):

         6%, 10/1/2017                                                                      650,000                  562,386

         6%, 10/1/2022                                                                      700,000                  591,787

      (Fellowship Village) 5.50%, 1/1/2018                                                  450,000                  370,633

   Special Facility (Continental Airlines Inc. Project)

      6.25%, 9/15/2019                                                                      500,000                  469,950

   State Lease (State Office Buildings Projects)

      6.125%, 6/15/2018 (Insured; AMBAC)                                                  1,000,000                1,070,440

   (Department of Human Services) 6.25%, 7/1/2024                                           500,000                  523,370

      Water Facilities

         (New Jersey American Water Co. Inc. Project)

         6.50%, 4/1/2022 (Insured; FGIC)                                                    500,000                  516,545

New Jersey Health Care Facilities Financing Authority, Revenue:

   (Burdette Tomlin Memorial Hospital) 5.50%, 7/1/2019                                      150,000                  142,359

   (General Hospital Center at Passaic) 6.75%, 7/1/2019
      (Insured; FSA)                                                                        550,000                  630,317

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)                                 1,000,000                  273,940

   (Society of the Valley Hospital) 5.375%,
      7/1/2025.(Insured; AMBAC)                                                             500,000                 487,950

New Jersey Highway Authority, Garden State Parkway
   General Revenue

   6%, 1/1/2019                                                                             640,000                  685,971

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                          220,000                  247,089

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                               600,000                  612,636

South Jersey Transportation Authority, LR

   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                 500,000                  460,865

West Orange Board of Education COP

   6%, 10/1/2024 (Insured; MBIA)                                                            500,000                  526,450

U.S. RELATED--9.5%

Puerto Rico Housing Bank and Finance Agency, SFMR

   6.25%, 4/1/2029 (Insured GNMA)                                                           280,000                  284,558

Virgin Islands Public Finance Authority Gross Receipts
   Taxes Lien Note

   Gross Receipts Taxes Lien Note 6.50%, 10/1/2024                                        1,000,000                1,034,300

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $12,673,921) 12,548,141
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--9.4%
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 4.60%
   (cost $1,300,000)                                                                      1,300,000(a)             1,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,973,921)                                                           99.8%               13,848,141

CASH AND RECEIVABLES (NET)                                                                       .2%                   26,493

NET ASSETS                                                                                    100.0%               13,874,634

Summary of Abbreviations

AMBAC               American Municipal Bond

                       Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance

                       Company

FSA                 Financial Security Assurance

GNMA                Government National Mortgage

                       Association

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance

                       Insurance Corporation

SFMR                Single Family Mortgage Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's             Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                            54.6

AA                               Aa                              AA                              3.7

A                                A                               A                               6.6

BBB                              Baa                             BBB                            13.5

BB                               Ba                              BB                              3.4

B                                B                               B                                .5

F1                               MIG1/P1                         SP1/A1                          9.3

Not Rated (b)                    Not Rated (b)                   Not Rated(b)                    8.4


100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  13,973,921  13,848,141

Cash                                                                    339,177

Interest receivable                                                     182,844

Prepaid expenses                                                          6,327


                                                                      14,376,489
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,556

Payable for investment securities purchased                             489,299

                                                                         501,855
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,874,634
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,593,269

Accumulated net realized gain (loss) on investments                    (592,855)

Accumulated net unrealized appreciation (depreciation) on investments--Note
4                                                                      (125,780)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,874,634

NET ASSET VALUE PER SHARE






                                            Class A       Class B       Class C
--------------------------------------------------------------------------------


Net Assets ($)                              5,635,575     7,779,336     459,723

Shares Outstanding                            465,757       643,120      37,951
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                   12.10         12.10        12.11

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        402,761

EXPENSES:

Management fee--Note 3(a)                                               37,665

Shareholder servicing costs--Note 3(c)                                  24,080

Distribution fees--Note 3(b)                                            21,541

Prospectus and shareholders' reports                                     8,378

Registration fees                                                        6,680

Professional fees                                                        4,633

Custodian fees                                                           1,083

Trustees' fees and expenses--Note 3(d)                                     426

Loan commitment fees--Note 2                                                47

Miscellaneous                                                            2,893

TOTAL EXPENSES                                                         107,426

INVESTMENT INCOME--NET                                                 295,335
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                               (101,241)

Net unrealized appreciation (depreciation) on investments              503,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 402,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   697,830

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            295,335              697,241

Net realized gain (loss) on investments          (101,241)            (491,965)

Net unrealized appreciation (depreciation)
   on investments                                 503,736           (1,130,979)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      697,830             (925,703)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (122,640)            (242,137)

Class B shares                                   (163,890)            (443,125)

Class C shares                                     (8,805)             (11,979)

Net realized gain on investments:

Class A shares                                       --                (64,561)

Class B shares                                       --               (135,112)

Class C shares                                       --                 (2,550)

TOTAL DIVIDENDS                                 (295,335)             (899,464)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    942,782            1,037,158

Class B shares                                    631,147              975,090

Class C shares                                      6,840              422,771

Dividends reinvested:

Class A shares                                     66,326              191,033

Class B shares                                     94,881              369,450

Class C shares                                      5,922                8,141

Cost of shares redeemed:

Class A shares                                   (478,901)            (893,433)

Class B shares                                 (1,664,365)          (3,261,000)

Class C shares                                     (4,335)            (307,408)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (399,703)          (1,458,198)

TOTAL INCREASE (DECREASE) IN NET ASSETS             2,792           (3,283,365)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            13,871,842           17,155,207

END OF PERIOD                                  13,874,634           13,871,842

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                          October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                        79,312               85,133

Shares issued for dividends reinvested              5,551               15,905

Shares redeemed                                   (40,434)             (73,722)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,429               27,316
-------------------------------------------------------------------------------

CLASS B( A)

Shares sold                                        52,814               80,244

Shares issued for dividends reinvested              7,945               30,723

Shares redeemed                                  (140,947)            (272,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (80,188)            (161,730)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                           568               36,111

Shares issued for dividends reinvested                495                  663

Shares redeemed                                      (361)             (26,027)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         702               10,747


(A) DURING THE PERIOD ENDED OCTOBER 31, 2000 61,334 CLASS B SHARES REPRESENTING $729,971 WERE AUTOMATICALLY CONVERTED TO 61,341 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 11,326 CLASS B SHARES REPRESENTING $134,440 WERE AUTOMATICALLY CONVERTED TO 11,330 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming You had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months                                           Nine
                                               Ended                                         Months
                                         October 31,                                          Ended          Year Ended
                                                2000             Year Ended April 30,        April 30,        July 31,
CLASS A SHARES                           (Unaudited)        2000        1999       1998      1997(a)        1996        1995
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       11.74         13.14       13.08      12.63      12.79           12.71       12.58

Investment Operations:

Investment income--net                         .28           .59         .57        .61        .42             .59         .71

Net realized and unrealized gain
   (loss) on investments                       .36         (1.24)        .15        .56       (.02)            .08         .13

Total from Investment Operations               .64          (.65)        .72       1.17        .40             .67         .84

Distributions:

Dividends from investment
   income--net                                (.28)         (.59)       (.57)      (.61)      (.42)          (59)         (.71)

Dividends from net realized gain

   on investments                               --          (.16)       (.09)      (.11)      (.14)           --          --

Total Distributions                           (.28)         (.75)       (.66)      (.72)      (.56)          (59)         (.71)


Net asset value, end of period               12.10         11.74       13.14      13.08      12.63         12.79         12.71
-----------------------------------------------------------------------------------------------------------------------------

      TOTAL RETURN (%) (B)                   10.87(c)      (4.96)       5.52       9.48       4.25(c)       5.31          7.01
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                 1.26(c)       .88         1.08       1.02      1.20(c)       1.14            .10

Ratio of net investment income

   to average net assets                      4.62(c)      4.84         4.28       4.73      4.39(c)       4.55           5.60

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                        --        .44           --        .03       .10(c)        .08           1.35

Portfolio Turnover Rate                      32.10(d)    120.61        64.40      50.78    110.12(d)      28.14          43.48
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               5,636        4,946        5,179      4,454     4,837         5,212          4,981


PER SHARE DATA ($):

Net asset value, beginning of period         11.74        13.14        13.07      12.63    12.79          12.71         12.58

Investment Operations:

Investment income--net                         .25          .53         .50        .55       .37            .52           .65

Net realized and unrealized gain (loss)
   on investments                              .36        (1.24)        .16        .55      (.02)           .08           .13

Total from Investment Operations               .61         (.71)        .66       1.10       .35            .60           .78

Distributions:

Dividends from investment income--net         (.25)        (.53)       (.50)      (.55)     (.37)          (.52)         (.65)

Dividends from net realized gain
   on investments                              --          (.16)       (.09)      (.11)     (.14)            --         --

Total Distributions                           (.25)        (.69)       (.59)      (.66)     (.51)          (.52)         (.65)

Net asset value, end of period               12.10        11.74       13.14      13.07     12.63          12.79         12.71
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                         10.35(c)     (5.45)       5.08       8.85      3.74(c)        4.79          6.48
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                 1.75(c)      1.40        1.58       1.53      1.69(c)        1.63           .61

Ratio of net investment income
   to average net assets                      4.13(c)      4.32        3.78       4.20      3.88(c)        4.04          5.00

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                      --          .42          --        .03       .09(c)         .08          1.29

Portfolio Turnover Rate                      32.10(d)    120.61       64.40      50.78    110.12(d)       28.14         43.48

Net Assets, end of period
   ($ x 1,000)                               7,779        8,488      11,628     10,533    8,680           8,910          6,852



(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                         Nine Months     Year
                                             Six Months Ended                                              Ended        Ended
                                             October 31, 2000         Year Ended April 30,               April 30,     July 31,
CLASS C SHARES                                    (Unaudited)     2000       1999        1998            1997(a)        1996(b)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period              11.75          13.15      13.09       12.64             12.78            13.21

Investment Operations:

Investment income--net                              .23            .50        .46         .50               .35              .32

Net realized and unrealized gain (loss)
   on investments                                   .36          (1.24)       .15         .56               --              (.43)

Total from Investment Operations                    .59           (.74)       .61        1.06               .35             (.11)

Distributions:

Dividends from investment income-net              (.23)           (.50)      (.46)       (.50)             (.35)            (.32)

Dividends from net realized gain
   on investments                                   --            (.16)      (.09)       (.11)             (.14)            --

Total Distributions                               (.23)           (.66)      (.55)       (.61)             (.49)            (.32)

Net asset value, end of period                   12.11           11.75      13.15       13.09             12.64            12.78
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                              10.12(d)        (5.66)      4.67        8.55              3.72(d)         (1.21)(d
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets           1.97(d)         1.63       1.88        1.91              1.97(d)          1.95(d)

Ratio of net investment income
   to average net assets                          3.90(d)         4.05       3.42        3.65              3.62(d)          3.68(d

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                          --             .41         --         .06               .76(d)           .02(d)

Portfolio Turnover Rate                          32.10(e)       120.61     64.40       50.78             110.12(e)         28.14
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x1,000)               460             438       349         118                  1                6

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,481 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $367,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $19,848 and $1,693, respectively, pursuant to the Distribution Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $6,632, $9,924 and $565, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $4,433 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $4,217,831 and $3,884,800, respectively.

At October 31, 2000, accumulated net unrealized depreciation on investments was $125,780, consisting of $285,749 gross unrealized appreciation and $411,529 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                           Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  380SA0010

                  DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 15.   Indemnification.

     The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2000.

Item 16. Exhibits - All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 33-19655) (the "Registration Statement") unless otherwise noted.

     (1) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 10.

     (2)  By-Laws. Incorporated by reference to Post-Effective Amendment No. 17.

     (3)  Not Applicable.

     (4)  Agreement and Plan of Reorganization.*

     (5)  Not Applicable.

     (6) Management Agreement between the Registrant and The Dreyfus Corporation. Incorporated by reference to Post-Effective Amendment No. 8.

     (7) Distribution Agreement between the Registrant and Dreyfus Service Corporation. Incorporated by reference to Post-Effective Amendment No. 17.

     (8)  Not Applicable.

     (9) Amended and Restated Custody Agreement between the Registrant and The Bank of New York, Incorporated by reference to Post-Effective Amendment No. 10.

     (10) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 17.

     (11)(a) Opinion of counsel. Incorporated by reference to Post-Effective Amendment No. 10.

     (11)(b) Consent of counsel.

     (12) Opinion and consent of counsel regarding tax matter.**

     (13) Not Applicable.

     (14) Consent of Independent Auditors.

     (15) Not Applicable.

     (16) Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 17 and to the Signature Page hereof.

     (17)(a) Form of Proxy.*

     (17)(b) Registrant's Prospectus dated May 1, 2000.

     (17)(c) Dreyfus Premier State Municipal Bond Fund's Prospectus and Statement of Additional Information dated September 1, 2000, as revised January 19, 2001.

*    Filed herewith as part of the Prospectus/Proxy Statement.
**   To be filed by Post-Effective Amendment.

Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 31st day of January, 2001.

                                   DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
                                   (Registrant)


                                   By: /s/Stephen E. Canter
                                       ---------------------------------
                                       Stephen E. Canter, President


                               POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, John B. Hammalian, James Bitetto and Jeff Prusnofsky, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with al exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1993, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen E. Canter              President                 January 31, 2001
------------------------           (Principal Executive
Stephen E. Canter                   Officer)

/s/ Joseph W. Connolly             Vice President and        January 31, 2001
------------------------           Treasurer (Principal
Joseph W. Connolly                 Financial and Accounting
                                   Officer)

/s/Joseph S. DiMartino             Chairman of the Board     January 31, 2001
------------------------
Joseph S. DiMartino

/s/ Gordon J. Davis                Director                  January 31, 2001
------------------------
Gordon J. Davis

/s/ David P. Feldman               Director                  January 31, 2001
------------------------
David P. Feldman

/s/ Lynn Martin                    Director                  January 31, 2001
-------------------------
Lynn Martin

/s/ Daniel Rose                    Director                  January 31, 2001
-------------------------
Daniel Rose

/s/ Philip L. Toia                 Director                  January 31, 2001
-------------------------
Philip L. Toia

/s/ Sander Vanocur                 Director                  January 31, 2001
-------------------------
Sander Vanocur

/s/ Anne Wexler                    Director                  January 31, 2001
-------------------------
Anne Wexler

/s/ Rex Wildes                     Director                  January 31, 2001
-------------------------
Rex Wildes

                                 EXHIBIT INDEX

Exhibit 11(b) Consent of Counsel

Exhibit 14 Consent of Independent Auditors

Exhibit 17(a) Registrant's Prospectus dated May 1, 2000.

Exhibit 17(b) Dreyfus Premier State Municipal Bond Fund's Prospectus and Statement of Additional Information dated September 1, 2000, as revised January 19, 2001.